Exhibit 10.5

SURROZEN, INC.

INVESTORS’ RIGHTS AGREEMENT

THIS INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is dated as of August 11, 2021, and is by and among Surrozen, Inc., a Delaware corporation (the “Company”) (formerly named Consonance-HFW Acquisition Corp.), Consonance Life Sciences, a Cayman Islands limited liability company (the “Sponsor”), the persons and entities listed on EXHIBIT A (together with their Permitted Transferees that become party hereto, each, a “Named Investor”) and the persons and entities listed on EXHIBIT B (together with their Permitted Transferees that become party hereto, each, an “Individual Investor”, and collectively with the Named Investors, the “Investors”).

RECITALS

The Company, Perseverance Merger Sub, Inc., a Delaware corporation (the “Merger Sub”), and Surrozen Holdings, Inc. (formerly named Surrozen, Inc. (“Surrozen”) have entered into that certain Business Combination Agreement, dated as of April 15, 2021 (as amended, modified and/or supplemented from time to time, the “BCA”), pursuant to which, among other things, Merger Sub merged with and into Surrozen, with Surrozen as the surviving company in the merger and, after giving effect to such merger, became a wholly-owned subsidiary of the Company;

Pursuant to the BCA, the Company, the Sponsor and the Investors have agreed to enter into this Agreement concurrently with the Closing (as defined in the BCA), pursuant to which, among other things, the Investors (a) will agree not to effect any sale or distribution of any Equity Securities (as defined in the BCA) of the Company held by any of them during the lock-up period described therein, and (b) will be granted certain registration rights with respect to their respective CHFW Shares (as defined in the BCA), in each case, on the terms and subject to the conditions of this Agreement;

The Company, the Sponsor, the Consonance Investors and certain other Investors are party to that certain Registration and Shareholder Rights Agreement, dated as of November 18, 2020 (the “Original Agreement”);

Pursuant to Section 6.8 of the Original Agreement, the provisions, covenants and conditions set forth therein may be amended or modified upon the written consent of the Company and the Holders (as defined in the Original Agreement) of at least a majority in interest of the Registrable Securities (as defined in the Original Agreement) at the time in question, and the Sponsor, the Consonance Investors and such other Investors are Holders in the aggregate of all of the Registrable Securities as of the date hereof; and

The Company, the Sponsor and certain of the Named Investors desire to amend and restate the Original Agreement in its entirety and enter into this Agreement, pursuant to which the Company shall grant the Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement, and terminate the Original Agreement.

The Company and the other parties to this Agreement therefore agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

(a) “Affiliate” means, (i) with respect to any specified Person that is not a natural person, (a) any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person, and (b) any corporation, trust, limited liability company, general or limited partnership or other entity advised or managed by, or under common control or management with, such Person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise) and (ii) with respect to any natural person, any Member of the Immediate Family of such natural person, or any Person that is, directly or indirectly, controlled by such specified natural person; provided that the Company and each of its subsidiaries shall be deemed not to be Affiliates of any Investor.

(b) “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act (as defined below).

(c) “Common Stock” shall mean the Common Stock of the Company.

(d) “Consonance Investors” shall mean those Named Investors on Exhibit A under the heading “Consonance Investors.”

(e) “Consonance Holders” means, as of any determination time, Consonance Investors who hold Registrable Securities under this Agreement.

(f) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(g) “Holder” shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been duly and validly transferred in accordance with Section 3.2 of this Agreement.

(h) “Form S-1 Shelf” shall have the meaning given in Section 2.1.

(i) “Form S-3 Shelf” shall have the meaning given in Section 2.1.

(j) “Indemnified Party” shall have the meaning set forth in Section 2.6(c).

(k) “Indemnifying Party” shall have the meaning set forth in Section 2.6(c).

(l) “Individual Investor” shall have the meaning set forth in the preamble.

(m) “Individual Investor Shares” means all shares of Common Stock originally issued to, or issued with respect to shares originally issued to, or held by, an Individual Investor, whenever issued, including all shares of Common Stock issued upon the exercise, conversion or exchange of any options, warrants or convertible securities.

(n) “Individual Holders” means, as of any determination time, Individual Investors who hold Registrable Securities under this Agreement.

(o) “Permitted Transferee” shall mean with respect to each Holder and its Permitted Transferees, (a) prior to the expiration of the Lock-up Period, any person or entity to whom such Holder is permitted to transfer such Registrable Securities prior to the expiration of the Lock-up Period pursuant to Section 2.11 and (b) after the expiration of the Lock-up Period, any person or entity to whom such Holder is permitted to transfer such Registrable Securities, subject to and in accordance with any applicable agreement between such Holder and/or its Permitted Transferees and the Company and any transferee thereafter.

(p) “PIPE Securities” shall mean the shares of Common Stock and warrants (including shares of Common Stock issued or issuable upon exercise or conversion of such warrants) issued in the PIPE Financing (as defined in the BCA).

(q) “Qualified Holders” shall mean the Sponsor or any Consonance Holder or Consonance Holders who in the aggregate hold not less than 18% of the outstanding Registrable Securities or any Surrozen Holder or Surrozen Holders who in the aggregate hold not less than 30% of the outstanding Registrable Securities.

(r) “Other Selling Stockholders” shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their Other Shares in certain registrations hereunder.

(s) “Other Shares” shall mean shares of Common Stock, other than Registrable Securities (as defined below), with respect to which registration rights have been granted.

(t) “Registrable Securities” shall mean (i) any outstanding shares of Common Stock and any other equity security (including shares of Common Stock issued or issuable upon the exercise or conversion of any other equity security and including, for the avoidance of doubt, the PIPE Securities), (ii) any outstanding shares of Common Stock or any other equity security (including warrants to purchase shares of Common Stock and shares of Common Stock issued or issuable upon the exercise or conversion of any other equity security) of the Company acquired by an Investor following the date hereof to the extent that such securities are “restricted securities” (as defined in Rule 144) or are otherwise held by an “affiliate” (as defined in Rule 144) of the Company and (iii) any other equity security of the Company or any of its subsidiaries issued or issuable with respect to any securities referenced in clause (i) or (ii) above as a dividend or other distribution with respect thereto or in exchange therefor or in replacement thereof; provided, however, that Registrable Securities shall not include any shares of Common Stock described in clause (i), (ii) or (iii) above for which (a) a registration statement with respect to the sale of such shares of Common Stock has become effective under the Securities Act and such shares have been sold, transferred, disposed of or exchanged in accordance with such registration statement by the applicable Investor, (b) such shares have been sold to the public pursuant to Rule 144 (but with no volume or manner of sale or current public information requirement) or (c) such shares have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

(u) The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (as defined below) and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(v) “Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, reasonable documented fees and disbursements of one special counsel for the Named Holders not to exceed $75,000 without the consent of the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

(w) “Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the Securities Act, including the related prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement other than a registration statement (and related Prospectus) filed on Form S-4 or Form S-8 or any successor form thereto.

(x) “Restated Certificate” shall mean the Company’s Amended and Restated Certificate of Incorporation, as the same may be amended from time to time.

(y) “Restricted Securities” shall mean any Registrable Securities that were not issued to an Investor pursuant to an effective registration statement in accordance with the Securities Act.

(z) “Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(aa) “Rule 145” shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission

(bb) “Rule 415” shall mean Rule 415 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(cc) “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(dd) “Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of one special counsel to the Holders included in Registration Expenses).

(ee) “Shelf Registration” shall mean a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

(ff) “Shelf Takedown” shall mean an Underwritten Shelf Takedown or any proposed transfer or sale using a Registration Statement, including a Piggyback Registration.

(gg) “Surrozen Holders” means, as of any determination time, Surrozen Investors who hold Registrable Securities under this Agreement.

(hh) “Surrozen Investors” shall mean those Named Investors on Exhibit A under the heading “Surrozen Investors.”

ARTICLE 2

REGISTRATION RIGHTS

2.1 Requested Registration.

(a) Filing. Within thirty (30) calendar days following the Closing Date, the Company shall file with the Commission a Registration Statement for a Shelf Registration on Form S-1 (the “Form S-1 Shelf”) or a Registration Statement for a Shelf Registration on Form S-3 (the “Form S-3 Shelf”), if the Company is then eligible to use a Form S-3 Shelf, in each case, covering the resale of all the Registrable Securities (determined as of two (2) business days prior to such submission or filing) on a delayed or continuous basis and shall use its commercially reasonable efforts to have such Shelf declared effective as soon as practicable after the filing thereof, but no later than the earlier of (a) sixty (60) calendar days (or ninety (90) calendar days if the Commission notifies the Company that it will “review” such Shelf Registration) following the initial filing date thereof and (b) ten (10) business days after the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Shelf Registration will not be “reviewed” or will not be subject to further review. Such Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available (the “Plan of Distribution”) to, and requested by, any Holder named therein. The Company shall engage an underwriter or underwriters reasonably acceptable to the majority-in-interest of the Registerable Securities to participate in the preparation of the Shelf to enable the Holders to resell Registrable Securities pursuant to the Plan of Distribution. The Company shall maintain a Shelf in accordance with the terms hereof, and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. In the event the Company files a Form S-1 Shelf, the Company shall use its commercially reasonable efforts to convert the Form S-1 Shelf (and any Subsequent Shelf Registration Statement) to a Form S-3 Shelf as soon as practicable after the Company is eligible to use a Form S-3 Shelf.

(b) Reserved.

(c) Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, upon the written request from a Qualified Holder, the Company shall, subject to Section 2.1(e), use its commercially reasonable efforts to as promptly as practicable cause such Shelf to again become effective under the Securities Act (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration Statement”) registering the resale of all Registrable Securities (determined as of two (2) business days prior to such filing), and pursuant to the Plan of Distribution. The Company shall engage an underwriter or underwriters reasonably acceptable to the majority-in-interest of the Registerable Securities to participate in the preparation of the Subsequent Shelf Registration Statement to enable the Holders to resell Registrable Securities pursuant to the Plan of Distribution. If a Subsequent Shelf Registration Statement is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof and (ii) keep such Subsequent Shelf Registration Statement continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration Statement shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form.

(d) Additional Registrable Securities. Subject to Section 2.1(e), in the event that any Holder holds Registrable Securities that are not registered for resale on a delayed or continuous basis, the Company, upon written request of such Holder, shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Securities to be covered by either, at the Company’s option, any then available Shelf (including by means of a post-effective amendment) or by filing a Subsequent Shelf Registration Statement and cause the same to become effective as soon as practicable after such filing and such Shelf or Subsequent Shelf Registration Statement shall be subject to the terms hereof; provided, however, that the Company shall only be required to cause such additional Registrable Securities to be so covered two per calendar year for each Holder.

(e) Deferral. If (i) in the good faith judgment of the Board of Directors of the Company, the filing of a registration statement covering the Registrable Securities would be materially detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is in the best interests of the Company to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, in the best interests of the Company to defer the filing of such registration statement (which notice shall not specify the nature of the event giving rise to such delay or suspension), then (in addition to the limitations set forth in Section 2.1(b)(v) above) the Company shall have the right to defer such filing for the shortest period of time determined in good faith by the Company to be necessary for such purpose, but in no event for a period of more than ninety (90) days following such good faith determination by the Board of Directors of the Company, and, provided further, that the Company shall not defer its obligation in this manner more than two (2) times in any twelve-month period.

(f) Underwriting. At any time and from time to time when an effective Shelf is on file with the Commission, a Qualified Holder or Qualified Holders (an “Initiating Holder” or “Initiating Holders”) may request to sell all or any portion of its Registrable Securities by means of an underwriting that is registered pursuant to the Shelf (each, an “Underwritten Shelf Takedown”); provided that the Company shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include Registrable Securities proposed to be sold by the Initiating Holder, either individually or together with other Initiating Holders, with a total offering price reasonably expected to exceed, in the aggregate, at least $75 million (the “Minimum Takedown Threshold”). The Company shall not be required to effect more than two (2) Underwritten Shelf Takedowns for the Consonance Holders or more than two (2) for the Surrozen Holders. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown. If the Company shall request inclusion in any underwriting pursuant to this Section 2.1(f) of securities being sold for its own account, or if other persons shall request inclusion in such underwriting, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and such offer shall be conditioned upon the participation of the Company or such other persons in such underwriting and the inclusion of the Company’s and such person’s other securities of the Company and their acceptance of the further applicable provisions of this Section 2 (including Section 2.10). The Initiating Holders shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Initiating Holders.

Notwithstanding any other provision of this Section 2.1, if the Initiating Holders are (A) Consonance Holders and the underwriters advise such Initiating Holders in good faith in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Securities that may be so included shall be allocated as follows: (i) first, among all Consonance Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Consonance Holders; (ii) second, to Surrozen Holders based on the pro rata percentage of Registrable Securities held by such Surrozen Holders; (iii) third, to the other Holders based on the pro rata percentage of Registrable Securities held by such Holders; and (iii) fourth, to the Company, which the Company may allocate, at its discretion, for its own account, or for the account of other holders or employees of the Company or (B) Surrozen Holders and the underwriters advise such Initiating Holders in good faith in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Securities that may be so included shall be allocated as follows: (i) first, among all Surrozen Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Surrozen Holders; (ii) second, to Consonance Holders based on the pro rata percentage of Registrable Securities held by such Consonance Holders; (iii) third, to the other Holders based on the pro rata percentage of Registrable Securities held by such Holders; and (iii) fourth, to the Company, which the Company may allocate, at its discretion, for its own account, or for the account of other holders or employees of the Company.

If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 2.1(d), then the Company shall then offer to all Holders and Other Selling Stockholders who have retained rights to include securities in the registration the right to include additional Registrable Securities or Other Shares in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders and Other Selling Stockholders requesting additional inclusion, as set forth above.

2.2 Company Registration.

(a) Company Registration. If the Company or any Holder proposes to conduct a registered offering, or if the Company proposes to register any of its securities either for its own account or the account of a security holder or holders (or by the Company and by the stockholders of the Company including, without limitation, an Underwritten Shelf Takedown pursuant to Section 2.1(f)), other than a Registration Statement (or any registered offering with respect thereto) (i) filed in connection with any employee stock option or other benefit plan, (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) for an offering of debt that is convertible into equity securities of the Company, (iv) for a dividend reinvestment plan, (v) a Block Trade or (vi) an Other Coordinated Offering, the Company will:

(i) give written notice of the proposed registration to all Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement or, in the case of an Underwritten Offering pursuant to a Shelf Registration, the applicable “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to include in such registered offering such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such registered offering, a “Piggyback Registration”); and

(ii) include, or, if applicable, use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of such Piggyback Registration to include, in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2.2(b) below, in any underwriting involved therein, and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof, all of such Registrable Securities as are specified in a written request or requests made by any Holder or Holders received by the Company within ten (10) days after such written notice from the Company is mailed or delivered. Such written request may specify all or a part of a Holder’s Registrable Securities.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.2(a)(i). In such event, the right of any Holder to registration pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

Notwithstanding any other provision of this Section 2.2, if the underwriters advise the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the underwriters may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated, as follows: (i) first, to the Company for securities being sold for its own account, (ii) second, to the Holders requesting to include Registrable Securities in such registration statement based on the pro rata percentage of Registrable Securities held by such Holders, assuming conversion and (iii) third, to the other Other Selling Stockholders requesting to include Other Shares in such registration statement based on the pro rata percentage of Other Shares held by such Other Selling Stockholders, assuming conversion. Notwithstanding the foregoing, no such reduction shall reduce the value of the Registrable Securities of the Holders included in such registration below twenty five percent (25%) of the total value of securities included in such registration, unless such registration does not include shares of any Other Selling Stockholders (excluding shares registered for the account of the Company), in which event any or all of the Registrable Securities of the Holders may be excluded.

If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall also be excluded therefrom by written notice from the Company or the underwriter. The Registrable Securities or other securities so excluded shall also be withdrawn from such registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors pursuant to Section 2.2(b), the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion, in the manner set forth above.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of any such terminated or withdrawn registration shall be borne by the Company, any Piggyback Registration effected pursuant to this Section 2.2 shall not be counted as an Underwritten Shelf Takedown under Section 2.1(f).

2.3 Block Trades; Other Coordinated Offerings.

(a) Notwithstanding any other provision of this Article II, at any time and from time to time when an effective Shelf is on file with the Commission, if an Initiating Holder notifies the Company that such Initiating Holder wishes to engage in (a) an underwritten registered offering not involving a “roadshow,” an offer commonly known as a “block trade” (a “Block Trade”), or (b) an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal (an “Other Coordinated Offering”), in each case, (x) with a total offering price reasonably expected to exceed $75 million in the aggregate or (y) with respect to all remaining Registrable Securities held by the Initiating Holder, then such Initiating Holder only needs to notify the Company of the Block Trade or Other Coordinated Offering at least five (5) business days prior to the day such offering is to commence and the Company shall, use its reasonable best efforts to facilitate as expeditiously as possible, such Block Trade or Other Coordinated Offering of the Registrable Securities for which such Initiating Holder has requested such offering, without giving any effect to any required notice periods or delivery of notices to any other Holders; provided, that the Initiating Holders representing a majority of the Registrable Securities wishing to engage in the Block Trade or Other Coordinated Offering shall use reasonable best efforts to work with the Company and any Underwriters, brokers, sales agents or placement agents prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Block Trade or Other Coordinated Offering. Any offering conducted as a Block Trade or Other Coordinated Offering will not count as an Underwritten Shelf Takedown for the purposes of Section 2.1(f).

(b) Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade or Other Coordinated Offering, a majority-in-interest of the Initiating Holders initiating such Block Trade or Other Coordinated Offering shall have the right to submit a Withdrawal Notice to the Company, the Underwriter or Underwriters (if any) and any brokers, sales agents or placement agents (if any) of their intention to withdraw from such Block Trade or Other Coordinated Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Block Trade or Other Coordinated Offering.

(c) Notwithstanding anything to the contrary in this Agreement, Section 2.2 shall not apply to a Block Trade or Other Coordinated Offering initiated by an Initiating Holder pursuant to this Agreement.

(d) The Initiating Holder in a Block Trade or Other Coordinated Offering shall have the right to select the Underwriters and any brokers, sales agents or placement agents (if any) for such Block Trade or Other Coordinated Offering (in each case, which shall consist of one or more reputable nationally recognized investment banks).

2.4 Expenses of Registration. All Registration Expenses incurred in connection with registrations pursuant to Sections 2.1, 2.2 and 2.3 shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Sections 2.1 and 2.3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered or because a sufficient number of Holders shall have withdrawn so that the minimum offering conditions set forth in Sections 2.1 and 2.3 are no longer satisfied (in which case all participating Holders shall bear such expenses pro rata among each other based on the number of Registrable Securities requested to be so registered), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to a demand registration pursuant to Section 2.1; provided, however, in the event that a withdrawal by the Holders is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 2.1, such registration shall not be treated as a counted registration for purposes of Section 2.1, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the holders of securities included in such registration pro rata among each other on the basis of the number of Registrable Securities so registered.

2.5 Registration Procedures. In the case of each registration effected by the Company pursuant to Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. Without limiting anything else in this Agreement, at its expense, the Company will use its commercially reasonable efforts to:

(a) Keep such registration continuously effective available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities;

(b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above;

(c) Furnish such number of prospectuses, including any preliminary prospectuses, and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

(d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by the Holders; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e) At least five (5) days prior to the filing of any registration or any amendment or supplement to such registration (or such shorter period of time as may be (a) necessary in order to comply with the Securities Act, the Exchange Act, and the rules and regulations promulgated under the Securities Act or Exchange Act, as applicable or (b) advisable in order to reduce the number of days that sales are suspended pursuant to Section 2.11), furnish a copy thereof to each seller of such Registrable Securities or its counsel (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein);

(f) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and following such notification promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

(g) In the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering, or sale by a broker, placement agent or sales agent pursuant to such Registration, in each of the following cases to the extent customary for a transaction of its type, permit a representative of the Holders, the Underwriters or other financial institutions facilitating such Underwritten Offering, Block Trade, Other Coordinated Offering or other sale pursuant to such registration, if any, and any attorney, consultant or accountant retained by such Holders or Underwriter to participate, at each such person’s or entity’s own expense, in the preparation of the registration statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, financial institution, attorney, consultant or accountant in connection with the registration; provided, however, that such representatives, Underwriters or financial institutions agree to confidentiality arrangements in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

(h) Obtain a “comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such registration (subject to such broker, placement agent or sales agent providing such certification or representation reasonably requested by the Company’s independent registered public accountants and the Company’s counsel) in customary form and covering such matters of the type customarily covered by “comfort” letters for a transaction of its type as the managing Underwriter may reasonably request, and as reasonably satisfactory to a majority-in-interest of the participating Holders;

(i) In the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such registration, on the date the Registrable Securities are delivered for sale pursuant to such registration, to the extent customary for a transaction of its type, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the participating Holders, the broker, placement agents or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the registration in respect of which such opinion is being given as the participating Holders, broker, placement agent, sales agent or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters;

(j) In the event of any Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such registration, enter into and perform its obligations under an underwriting or other purchase or sales agreement, in usual and customary form, with the managing Underwriter or the broker, placement agent or sales agent of such offering or sale;

(k) Make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule then in effect);

(l) With respect to an Underwritten Offering pursuant to Section 2.1(f), use its commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering;

(m) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(n) Advise each seller of Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of any registration or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(o) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(p) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 2.1, enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains reasonable and customary provisions, and provided further, that each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement; and

(q) Otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Holders, consistent with the terms of this Agreement, in connection with such Registration.

Notwithstanding the foregoing, the Company shall not be required to provide any documents or information to an Underwriter, broker, sales agent or placement agent if such Underwriter, broker, sales agent or placement agent has not then been named with respect to the applicable Underwritten Offering or other offering involving a registration as an Underwriter, broker, sales agent or placement agent, as applicable.

2.6 Removal of Restrictive Legends. The Company shall, if requested by the Holder, use its commercially reasonable best efforts to (i) cause the removal of any restrictive legend related to compliance with the federal securities laws set forth on the Registrable Securities, (ii) cause its legal counsel to deliver an opinion, if necessary, to the transfer agent in connection with the instruction under subclause (i) to the effect that removal of such legends in such circumstances may be effected in compliance under the Securities Act, and (iii) issue Registrable Securities without any such legend in certificated or book-entry form or by electronic delivery through The Depository Trust Company, at the Holder’s option, within two (2) trading days of such request, if (A) the Registrable Securities are registered for resale under the Securities Act, (B) the Registrable Securities may be sold by the Holder without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions, or (C) the Holder has sold or transferred, or proposes to sell or transfer within five (5) Business Days of such request, Registrable Securities pursuant to the Registration Statement or in compliance with Rule 144. The Company’s obligation to remove legends under this Section 2.6 may be conditioned upon the Holder timely providing such representations and documentation as are reasonably necessary and customarily required in connection with the removal of restrictive legends related to compliance with the federal securities laws. If restrictive legends are no longer required for Registrable Securities pursuant to the foregoing, the Company shall, in accordance with the provisions of this section and within two (2) trading days of any request therefor from the Investor accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the transfer agent irrevocable instructions that the transfer agent shall make a new, non-legended entry for such book entry Registrable Securities. The Company shall be responsible for the fees of its transfer agent and any DTC fees associated with such issuance.

2.7 Indemnification.

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors, members and partners, legal counsel and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 2, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular, or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation (or alleged violation) by the Company of the Securities Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any offering covered by such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, members, partners, legal counsel and accountants and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder, any of such Holder’s officers, directors, members, partners, legal counsel or accountants, any person controlling such Holder, such underwriter or any person who controls any such underwriter, and stated to be specifically for use therein; and provided, further that, the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers, partners, legal counsel and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder, and each of their officers, directors, members and partners, and each person controlling each other such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on: (i) any untrue statement (or alleged untrue statement) of a material fact contained or incorporated by reference in any prospectus, offering circular or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification or compliance, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, officers, directors, members, partners, legal counsel and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 2.6 exceed the net proceeds from the offering received by such Holder, except in the case of fraud or willful misconduct by such Holder.

(c) Each party entitled to indemnification under this Section 2.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No person or entity will be required under this Section 2.6(d) to contribute any amount in excess of the net proceeds from the offering received by such person or entity, except in the case of fraud or willful misconduct by such person or entity. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

2.8 Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 2.

2.9 Restrictions on Transfer.

(a) The holder of each certificate representing Registrable Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.8. Each Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Restricted Securities, or any beneficial interest therein, unless and until the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Restricted Securities subject to, and to be bound by, the terms and conditions set forth in this Agreement, including, without limitation, this Section 2.8 and Section 2.11, and:

(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii) such Holder shall have given prior written notice to the Company of the Holder’s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, and, if requested by the Company, such Holder shall have furnished the Company, at the Holder’s expense, with (A) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Restricted Securities under the Securities Act or (B) a “no action” letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company.

(b) Notwithstanding the provisions of Section 2.8(a), no such registration statement, opinion of counsel or “no action” letter shall be necessary for (i) a transfer not involving a change in beneficial ownership, or (ii) transactions involving the distribution without consideration of Restricted Securities by any Holder to (x) a parent, subsidiary or other affiliate of the Holder, if the Holder is a corporation, (y) any of the Holder’s partners, members or other equity owners, or retired partners, retired members or other equity owners, or to the estate of any of the Holder’s partners, members or other equity owners or retired partners, retired members or other equity owners, or (z) a venture capital fund that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, the Holder; provided, in each case, that the Holder thereof shall give written notice to the Company of such Holder’s intention to effect such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition.

(c) Each certificate representing Restricted Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

The Holders consent to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 2.8.

(d) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN AN INVESTORS’ RIGHTS AGREEMENT BY AND AMONG THE COMPANY AND THE ORIGINAL HOLDERS OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

The Holders consent to the Company making a notation on its records and giving instructions to any transfer agent of the Registrable Securities in order to implement the restrictions on transfer established in this Section 2.8.

(e) The legend referring to federal and state securities laws identified in Section 2.8(c) stamped on a certificate evidencing the Restricted Securities and the stock transfer instructions and record notations with respect to such Restricted Securities shall be removed and the Company shall issue a certificate without such legend to the holder of such Restricted Securities if (i) such securities are registered under the Securities Act, or (ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of such securities may be made without registration or qualification.

2.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a) Make and keep adequate current public information with respect to the Company available in accordance with Rule 144 under the Securities Act;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

2.11 Market Stand-Off Agreement.

(a) Investor agrees that such Investor shall not transfer any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for the shares of Common Stock (excluding the PIPE Securities) until the earlier of one hundred eighty (180)-days following the Closing Date (as defined in the BCA) and the consummation of a change of control of the Company (the “Lock-up Period”). The foregoing restriction is expressly agreed to preclude each Investor during such one hundred eighty (180)-day period from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of such Investor’s shares of Common Stock even if such shares of Common Stock would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions during such one hundred eighty (180)-day period would include without limitation any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Investor’s shares of Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such shares of Common Stock. The foregoing notwithstanding, (x) each executive officer and director of the Company shall be permitted to establish a plan to acquire and sell shares of Common Stock pursuant to Rule 10b5-1 under the Exchange Act, provided that such plan does not provide for the transfer of shares of Common Stock during the Lock-up Period and (y) to the extent any Named Investor is granted a release or waiver from the restrictions contained in this Section 2.11 prior to the expiration of the Lock-Up Period, then all Named Investors shall be automatically granted a release or waiver from the restrictions contained in this Section 2.11 to the same extent, on substantially the same terms as and on a pro rata basis with, the Named Investor to which such release or waiver is granted. The foregoing restrictions shall not apply to transfers made: (i) pursuant to a bona fide gift or charitable contribution; (ii) by will or intestate succession upon the death of an Investor; (iii) to any Affiliate (including, for the avoidance of doubt, pursuant to distributions of shares of Common Stock to partners, limited liability company members or stockholders of an Investor, including, for the avoidance of doubt, where an Investor is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership); (iv) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union; (v) pro rata to the partners, members or shareholders of a Named Investor upon its liquidation or dissolution; or (vi) in the event of the Company’s completion of a liquidation, merger, share exchange or other similar transaction which results in all of its shareholders having the right to exchange their Common Stock for cash, securities or other property; provided that in the case of (i), (iii) or (v), the recipient of such transfer must enter into a written agreement agreeing to be bound by the terms of this Agreement, including the transfer restrictions set forth in this Section 2.11.

(b) Each Named Investor who is participating in the applicable underwritten public offering also agrees, and the Company agrees and shall cause each director and officer of the Company to agree, that, in connection with each Registration or sale of Registrable Securities conducted as an underwritten public offering, if requested, to become bound by and to execute and deliver a customary lock-up agreement with the underwriter(s) of such underwritten public offering restricting such applicable person or entity’s right to (a) transfer, directly or indirectly, any equity securities of the Company held by such person or entity or (b) enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of such securities during the period commencing on the date of the final Prospectus relating to the underwritten public offering and ending on the date specified by the underwriters (such period not to exceed ninety (90) days). The terms of such lock-up agreements shall be negotiated among the applicable Named Investors requested to enter into lock-up agreements and participating in the underwritten public offering in accordance with the immediately preceding sentence, the Company and the underwriters, and the terms of such lock-up agreements shall include customary exclusions from the restrictions on transfer set forth therein, including that such restrictions on the applicable Named Investors shall be conditioned upon all officers and directors of the Company, as well as all Named Investors participating in the offering, being subject to the same restrictions; provided, that, to the extent any Named Investor is granted a release or waiver from the restrictions contained in this Section 2.11 and in such Named Investor’s lock-up agreement prior to the expiration of the period set forth in such Named Investor’s lock-up agreement, then all Named Investors shall be automatically granted a release or waiver from the restrictions contained in this Section 2.11 and the applicable lock-up agreements to which they are party to the same extent, on substantially the same terms as and on a pro rata basis with, the Named Investor to which such release or waiver is granted. The provisions of this Section 2.11 shall not apply to any Named Investor that holds less than one percent (1%) of then total issued and outstanding Common Stock.

ARTICLE 3

MISCELLANEOUS

3.1 Termination and Effect of Termination. This Agreement may be terminated only by an agreement in writing signed by the holders of a majority of the total Registrable Securities; provided, that the consent of any Holder will be required for any termination of this Agreement which has an adverse effect on the rights, limitations or obligations of such Holder. Notwithstanding any provision hereof to the contrary, the right of any Holder to request a registration or inclusion of Registrable Securities in any registration pursuant to Section 2.2 shall terminate upon the third anniversary of the date hereof. Notwithstanding any termination of this Agreement in accordance with the foregoing sentence, the provisions of Sections 2.4, 2.6 and 2.9 shall survive any such termination. No termination under this Agreement shall relieve any Person of liability for breach or Registration Expenses incurred prior to termination. In the event this Agreement is terminated, each Person entitled to indemnification rights pursuant to Section 2.6 hereof shall retain such indemnification rights with respect to any matter that (i) may be an indemnified liability thereunder and (ii) occurred prior to such termination.

3.2 Permitted Transferees. The rights of a Holder hereunder may be assigned (but only with all related obligations as set forth below) in connection with a transfer of Registrable Securities to a Permitted Transferee of that Holder. Without prejudice to any other or similar conditions imposed hereunder with respect to any such transfer, no assignment permitted under the terms of this Section 3.2 will be effective unless the Permitted Transferee to which the assignment is being made, if not a Holder, has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Permitted Transferee will be bound by, and will be a party to, this Agreement. A Permitted Transferee to whom rights are transferred pursuant to this Section 3.2 may not again transfer those rights to any other Permitted Transferee, other than as provided in this Section 3.2.

3.3 Amendment. This Agreement may not be orally amended, modified or extended, nor shall any oral waiver of any of its terms be effective. This Agreement may be amended, modified or extended, and the provisions hereof may be waived, only by an agreement in writing signed by the Company and the Holders of a majority of the total Registrable Securities. Each such amendment, modification, extension or waiver shall be binding upon each party hereto; provided that (a) the consent of any Holder shall be required for any amendment, modification, extension or waiver which has an adverse effect on the rights, limitations or obligations of such Holder and (b) any such amendment, modification, extension or waiver that by its terms would adversely affect a Holder or group of Holders in a disproportionate manner relative to the Holders generally shall require the written consent of the Holder (or a majority in interest based on Registrable Securities of such group of Holders) so affected. In addition, each party hereto may waive any right hereunder (solely as applicable to such party) by an instrument in writing signed by such party.

3.4 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail (if to an Investor or Holder) or otherwise delivered by hand, messenger or courier service addressed:

(a) if to an Investor, to the Investor’s address, facsimile number or electronic mail address as shown in the Company’s records, as may be updated in accordance with the provisions hereof;

(b) if to any Holder, to such address, facsimile number or electronic mail address or facsimile number as shown in the Company’s records, or, until any such Holder so furnishes an address, facsimile number or electronic mail address to the Company, then to the address, facsimile number or electronic mail address of the last holder of such shares for which the Company has contact information in its records; or

(c) if to the Company, to the attention of the President and Chief Executive Officer of the Company at 171 Oyster Point Blvd, Suite 400, South San Francisco, CA 94080 or at such other current address as the Company shall have furnished to the Investors or Holders, with a copy (which shall not constitute notice) to Michael Tenta, Cooley LLP, 3175 Hanover Street, Palo Alto, CA 94304.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), or (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, upon confirmation of facsimile transfer or, if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day. In the event of any conflict between the Company’s books and records and this Agreement or any notice delivered hereunder, the Company’s books and records will control absent fraud or error.

Subject to the limitations set forth in Delaware General Corporation Law §232(e), each Investor and Holder consents to the delivery of any notice to stockholders given by the Company under the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws by (i) facsimile telecommunication to the facsimile number set forth on Exhibit A (or to any other facsimile number for the

Investor or Holder in the Company’s records), (ii) electronic mail to the electronic mail address set forth on Exhibit A (or to any other electronic mail address for the Investor or Holder in the Company’s records), (iii) posting on an electronic network together with separate notice to the Investor or Holder of such specific posting or (iv) any other form of electronic transmission (as defined in the Delaware General Corporation Law) directed to the Investor or Holder. This consent may be revoked by an Investor or Holder by written notice to the Company and may be deemed revoked in the circumstances specified in Delaware General Corporation Law §232.

3.5 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without regard to principles of conflicts of law.

3.6 Successors and Assigns. This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any Investor without the prior written consent of the Company. Any attempt by an Investor without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

3.7 Entire Agreement. This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. No party hereto shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein. The Sponsor and the other Investors who are party to the Original Agreement hereby agree that the Original Agreement is hereby terminated and superseded by this Agreement, effective upon the execution of this Agreement.

3.8 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

3.9 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

3.10 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

3.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts, and all of which together shall constitute one instrument.

3.12 Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

3.13 Jurisdiction; Venue. With respect to any disputes arising out of or related to this Agreement, each of the parties hereto irrevocably consents to the exclusive jurisdiction of, and venue in, the courts of the State of Delaware and, other than with regard to The Regents of the University of California, the United States District Court for the District of Delaware.

3.14 Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

3.15 Conflict. In the event of any conflict between the terms of this Agreement and the Company’s Restated Certificate or its bylaws, the terms of the Company’s Restated Certificate or its bylaws, as the case may be, will control.

3.16 Attorney’s Fees. In the event that any suit or action is instituted to enforce any provisions in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

3.17 Aggregation of Stock. All securities held or acquired by affiliated entities (including affiliated venture capital funds) or persons shall be aggregated together for purposes of determining the availability of any rights under this Agreement.

(signature page follows)

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

COMPANY

CONSONANCE-HFW ACQUISITION CORP.

By:	/s/ Gad Soffer
Name:	Gad Soffer
Title:	Chief Executive Officer

[SIGNATURE PAGE TO THE INVESTORS’ RIGHTS AGREEMENT]

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

SPONSOR

CONSONANCE LIFE SCIENCES

By:	/s/ Gad Soffer
Name:	Gad Soffer
Title:	Member

[SIGNATURE PAGE TO THE INVESTORS’ RIGHTS AGREEMENT]

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

NAMED INVESTORS

THE COLUMN GROUP III, LP

By: The Column Group III GP, LP
Its: General Partner

By: The Column Group, LLC
Its: General Partner

By:	/s/ Tim Kutzkey
Name:	Tim Kutzkey
Title:	Managing Partner

THE COLUMN GROUP III-A, LP

By: The Column Group III GP, LP
Its: General Partner

By: The Column Group, LLC
Its: General Partner

By:	/s/ Tim Kutzkey
Name:	Tim Kutzkey
Title:	Managing Partner

[SIGNATURE PAGE TO THE INVESTORS’ RIGHTS AGREEMENT]

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

INDIVIDUAL INVESTOR

Tim Kutzkey

/s/ Tim Kutzkey
(Signature)

[SIGNATURE PAGE TO THE INVESTORS’ RIGHTS AGREEMENT]

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

NAMED INVESTOR

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By:	/s/ John Beil

Name:	John Beil

Title:	Managing Director

[SIGNATURE PAGE TO THE INVESTORS’ RIGHTS AGREEMENT]

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

NAMED INVESTOR

CONSONANCE CAPITAL MANAGEMENT, LP

By:	/s/ Kevin Livingston

Name:	Kevin Livingston

Title:	Partner

[SIGNATURE PAGE TO THE INVESTORS’ RIGHTS AGREEMENT]

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

NAMED INVESTOR

CONSONANCE CAPITAL MASTER ACCOUNT LP

By:	/s/ Kevin Livingston

Name:	Kevin Livingston

Title:	Partner

[SIGNATURE PAGE TO THE INVESTORS’ RIGHTS AGREEMENT]

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

NAMED INVESTOR

CONSONANCE CAPITAL OPPORTUNITY MASTER FUND, LP

By:	/s/ Kevin Livingston

Name:	Kevin Livingston

Title:	Partner

[SIGNATURE PAGE TO THE INVESTORS’ RIGHTS AGREEMENT]

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

INDIVIDUAL INVESTOR

Christopher Y. Chai

/s/ Christopher Y. Chai
(Signature)

[SIGNATURE PAGE TO THE INVESTORS’ RIGHTS AGREEMENT]

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

INDIVIDUAL INVESTOR

Mace Rothenberg

/s/ Mace Rothenberg
(Signature)

[SIGNATURE PAGE TO THE INVESTORS’ RIGHTS AGREEMENT]

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

INDIVIDUAL INVESTOR

David Woodhouse

/s/ David Woodhouse
(Signature)

[SIGNATURE PAGE TO THE INVESTORS’ RIGHTS AGREEMENT]

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

INDIVIDUAL INVESTOR

Anna Berkenblit

/s/ Anna Berkenblit
(Signature)

[SIGNATURE PAGE TO THE INVESTORS’ RIGHTS AGREEMENT]

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

INDIVIDUAL INVESTOR

Charles Williams

/s/ Charles Williams
(Signature)

[SIGNATURE PAGE TO THE INVESTORS’ RIGHTS AGREEMENT]

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

INDIVIDUAL INVESTOR

Shao-Lee Lin

/s/ Shao-Lee Lin
(Signature)

[SIGNATURE PAGE TO THE INVESTORS’ RIGHTS AGREEMENT]

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

INDIVIDUAL INVESTOR

Mary Haak-Frendscho

/s/ Mary Haak-Frendscho
(Signature)

[SIGNATURE PAGE TO THE INVESTORS’ RIGHTS AGREEMENT]

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

INDIVIDUAL INVESTOR

Craig Parker

/s/ Craig Parker
(Signature)

[SIGNATURE PAGE TO THE INVESTORS’ RIGHTS AGREEMENT]

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

INDIVIDUAL INVESTOR

Geertrui Vanhove

/s/ Geertrui Vanhove
(Signature)

[SIGNATURE PAGE TO THE INVESTORS’ RIGHTS AGREEMENT]

The parties are signing this Investors’ Rights Agreement as of the date stated in the introductory clause.

INDIVIDUAL INVESTOR

Wen-Chen Yeh

/s/ Wen-Chen Yeh
(Signature)

[SIGNATURE PAGE TO THE INVESTORS’ RIGHTS AGREEMENT]

EXHIBIT A

NAMED INVESTORS

Surrozen Investors:

The Column Group III, L.P.

1700 Owens St., Suite 500

San Francisco, CA 94158

Phone: (415) 865-2058

Fax: (415) 255-2048

Email: info@thecolumngroup.net

The Column Group III-A, L.P.

1700 Owens St., Suite 500

San Francisco, CA 94158

Phone: (415) 865-2058

Fax: (415) 255-2048

Email: info@thecolumngroup.net

The Regents of the University of California

Office of the Chief Investment Officer of the Regents

University of California

Office of the President

ATTN: John Beil, Head of Private Equity

1111 Broadway, 21st Floor

Oakland, CA 94607-9828

Phone: (510) 987-9600

Fax: (510) 987-9651

Consonance Investors:

Consonance Capital Management, LP

1 Palmer Square, Suite 305

Princeton, NJ 08540

Phone: (609) 921-233

A-1

EXHIBIT B

INDIVIDUAL INVESTORS

•	Tim Kutzkey
•	Craig Parker
•	David Woodhouse
•	Anna Berkenblit
•	Shao-Lee Lin
•	Mary Haak-Frendscho
•	Trudy Vanhove
•	Charles Williams
•	Wen-Chen Yeh
•	Christopher Haqq
•	Donald Santel
•	Jennifer Jarrett
•	Mace Rothenberg
•	Chris Chai

A-2